SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 5, 2003
                           FIRST COLONIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

                        Pennsylvania 0-11526 23- 2228154
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          (State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification Number)

                                76 S. Main Street
                               Nazareth, PA 18064
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 610-746-7300
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Item 9.  Regulation FD Disclosure


On June 5, 2003, First Colonial Group, Inc. announced the opening of a new branch office located in the Northampton Crossing Shopping Center in Lower Nazareth Township. A copy of this announcement is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   First Colonial Group, Inc.



                                   By: /s/ Scott V. Fainor
                                       -------------------------------------
                                       President and Chief Executive Officer

Date: June 5, 2003